CROMPTON & KNOWLES CORPORATION

                  Employee Stock Ownership Plan

                          EXHIBIT INDEX

      Form 11-K for the Fiscal Year Ended December 31, 1994

Exhibit                       Description
  No.                         of Exhibit

  1. Consent of KPMG Peat Marwick, independent certified public accountants.































11k93B